                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 30, 1997



                       COMMUNITY SAVINGS BANKSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 United States               0-                         65 - 0780334
---------------            ------------              -------------------
(State or other             (Commission                 (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


660 U.S. Highway One, North Palm Beach, Florida                           33408
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (561) 888-2212


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.
          --------------------------------

     After the close of business on September 30, 1997, Community Savings Bankshares, Inc. (the "Company") became a thrift holding company in accordance with the terms of an Agreement and Plan of Reorganization, dated August 4, 1997 (the "Agreement"), by and between Community Savings, F. A. (the "Association"), a federally chartered stock savings association, Community Interim Federal Savings Association ("Interim"), an interim federally chartered stock savings association, and the Company, a federally chartered stock corporation. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Association; (2) Interim was organized as a wholly owned subsidiary of the Company; (3) Interim merged with and into the Association, with the Association as the surviving institution, and (4) upon such merger, (i) the outstanding shares of common stock, par value $1.00 per share, of the Association became, by operation of law, on a one-for-one basis, common stock, par value $1.00 per share, of the Company, (ii) the common stock of Interim held by the Company was converted into common stock of the Association and (iii) the common stock of the Company held by the Association was cancelled. Accordingly, the Association became a wholly owned subsidiary of the Company and the shareholders of the Association became shareholders of the Company.

     The Common Stock of the Association was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Office of Thrift Supervision. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the Company's Common Stock is deemed automatically registered under the Exchange Act. In addition, the Common Stock of the Company has been substituted for the Common Stock of the Association on the Nasdaq National Market under the symbol "CMSV."

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired
          -----------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information
          -------------------------------

          Not applicable.

     (c)  Exhibits
          --------

           (2)          Agreement and Plan of Reorganization

         (3.1)          Certificate of Incorporation of Community Savings
                        Bankshares, Inc.

         (3.2)          Bylaws of Community Savings Bankshares, Inc.

         (4.0)          Form of Stock Certificate of Community Savings
                        Bankshares, Inc.

         (99)           Press Release, dated October 1, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   COMMUNITY SAVINGS BANKSHARES, INC.



                                   By: /s/ James B. Pittard
                                       -------------------------------------
                                       James B. Pittard, Jr.
                                       President and Chief Executive Officer


Dated: October 1, 1997

                                       3